Exhibit 99.1

Borealis Foods’ CEO Reza Soltanzadeh Issues Letter to Shareholders;

Outlines Recent Product Mix Improvement and Investments in Growth

Toronto, ON, May 23, 2024 – Borealis Foods Inc. ("Borealis" or the "Company") (Nasdaq: BRLS), a pioneering food tech company dedicated to crafting premium-quality, nutritious food solutions accessible to all, today announced that CEO Reza Soltanzadeh has issued a letter to shareholders highlighting the Company’s recent developments and growth initiatives.

Dear Fellow Shareholders:

I'm thrilled to share with you the exciting progress Borealis has made, setting the stage for even greater achievements ahead. Our dedicated team has been hard at work, and the fruits of our labor are becoming increasingly evident as we move toward the second half of the year.

Here are some key highlights that fill me with optimism:

1.	Continued refinement of product mix is positively impacting gross margin – By strategically refining our product mix to include higher-margin items, we've not only achieved gross profit for the past two quarters (with reference to the pre-business combination entity as to Q4 2023), but we believe we have also laid a solid foundation for future bottom-line growth as we scale our operations. The path to delivering net income for our shareholders starts with earning a profit on the products we sell and then, as we scale and cover our overhead, we expect bottom-line profits to follow.

2.	Investments in R&D and marketing setting the stage for sales expansion – At our core, Borealis is a food tech company with research and development central to our strategy. Consistent introduction of new, exciting flavors is at the heart of our identity and it is equally important to support those efforts with an aggressive marketing program to stimulate consumer demand for Chef Woo ramen from their local retailers. Today’s consumers are also highly motivated by influencers and we have invested heavily in that marketing channel, led by our brand ambassador and investor Gordon Ramsay. As Gordon continues to create enticing recipes with our ramen, we are confident that our investments in marketing support and distribution of his content will continue to drive sales growth.

3.	Sales to schools poised for significant sales ramp – In my last letter I talked about “WoodlesTM”, an innovative product awarded the “Best Foodservice Initiative” at the 2023 World Plant-based Innovation Awards. We created this product to be the first whole-grain high-protein noodles served in U.S. schools. In recent months we have been very busy preparing for the back-to-school season coming up in August and September. We expect school systems to start serving Woodles to their students this coming fall and as we begin ramping up shipments of this product in the third quarter, we expect to see a significant, positive impact on our sales.

4.	Additional institutional sales opportunities – Our team is also pursuing several other institutional opportunities and we expect to see similar positive effects on our business. We are very encouraged by the discussions we are having with major food distributors, the military, correctional facilities, and humanitarian food programs. In this regard, we are leveraging our partnership with FSF (Food Systems for the Future), a non-profit organization envisioning a malnutrition-free world, headed by Borealis Board member Ambassador Ertharin Cousin, to address global food security challenges in collaboration with leading humanitarian food programs.

5.	Inclusion in the Feeding America® “Fight Hunger. Spark Change.” Program – Our involvement in this exciting program bears repeating, thanks to its alignment with our mission and ability to contribute to sales growth. The partnership made our Chef Woo ramen available in approximately 600 Sam’s Clubs® across the U.S., representing a valuable new set of retail endpoints where consumers can find our great-tasting Chef Woo ramen.

In summary, while our first quarter achievements are certainly commendable, they only scratch the surface of what's to come. The groundwork we've laid and the investments we're making are poised to yield even greater results in the quarters and years ahead. As we remain steadfast in our mission to make a tangible difference in the fight against malnutrition, I have full confidence that our long-term success is not only achievable, but inevitable. Needless to say, with the execution of our business development, investments, industry partnerships and other strategic plans, we expect that by the end of 2024 we will resolve the going concern issue that was contained in reference to the financial statements in our April 15, 2024 Form 8-K/A, our FY 2023 Form 10-K, and our Q1 2024 Form 10-Q. We believe that the going concern issue emerged following the near total redemption of shares in connection with our recent business combination transaction, causing, among other things, accumulated debts to the professionals involved in facilitating the transaction, which, with the support of our majority shareholders, has been addressed in substantial part by shareholder debt. I look forward to reporting on Borealis Foods’ continued development and resolution of this issue as we execute on our strategy.

In Good Health,

Reza

Reza Soltanzadeh

CEO

Borealis Foods Inc.

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About Borealis

Borealis is an innovative food technology company with a mission to address global food security challenges through its research and development of tasty, highly nutritious and functional food products that are both affordable and sustainable. The Company's focus on affordability and sustainability reflects its commitment to making a positive impact on both human life and the planet. Through its wholly-owned subsidiary, Palmetto Gourmet Foods, Borealis has created meals that are made with organic noodles, and are vegan, vegetarian, Halal, Kosher, plant-based, egg and dairy free, non-GMO, free of added MSG and TBHQ free. Borealis distributes its food products throughout the United States, Canada, Mexico and recently began distributing its products in Europe.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the and future financial condition and performance of Borealis, and the expected financial impacts of the Business Combination (including future revenue and pro forma enterprise value), markets, and expected future growth and market opportunities. Forward-looking statements generally relate to management's current expectations, hopes, beliefs, intentions, strategies, plans, objections or projections about future events or Borealis' future financial condition or operating performance. When used in this press release, the words "estimates," "projected," "expect," "anticipate," "forecasts," "plans," "intend," "believe," "seek," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors are detailed in the Company's periodic and current reports filed with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in the Company’s Form 10-Q for the quarter ended March 31, 2024 and its Form 8-K/A filed with the Securities and Exchange Commission on April 15, 2024. As such, readers are cautioned not to place undue reliance on any forward-looking statements and readers should not rely on these forward-looking statements as predictions of future events.

Forward-looking statements are based upon estimates and assumptions that, while considered reasonable by management of Borealis, are inherently uncertain. Factors that may cause actual result to differ from current expectations include, but are not limited to: financial and operating performance; changes to existing applicable laws or regulations; the possibility that Borealis or the combined company may be adversely affected by economic, business, or competitive factors; Borealis' estimates of revenue, expenses, operating costs and profitability; the evolution of the markets in which Borealis competes and Borealis' ability to enter new markets effectively; and the ability of Borealis to implement its strategic initiatives and continue to innovate its existing services.

Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements and Borealis assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

Contacts

Investors:

Jeremy Hellman

Vice President

The Equity Group

jhellman@equityny.com

(212) 836-9626

Media:

Henry Wong
Chief Marketing Officer
Borealis Foods
hwong@borealisfoods.com

(905) 278-2200